EXHIBIT 10.88

$402,500,000

UTSTARCOM, INC.

7/8% Convertible Subordinated Notes Due 2008

REGISTRATION RIGHTS AGREEMENT

March 12, 2003
Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, New York 10019
and
Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, New York 10010-3629
and
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York 10281-1201

Ladies and Gentlemen:

UTStarcom, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Initial Purchasers (as defined herein), upon the terms set forth in a purchase agreement dated March 7, 2003 (the “Purchase Agreement”), $402,500,000 aggregate principal amount of its 7/8% Convertible Subordinated Notes Due 2008 (the “Notes”).  The Notes will be issued pursuant to an Indenture, dated as of March 12, 2003 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).  The Notes will be convertible into shares of Common Stock at the Conversion Price.  As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of the beneficial owners (including the Initial Purchasers) from time to time of the Notes and of the Underlying Common Stock (as defined herein) issued upon conversion of the Notes (each of the foregoing, a “Holder” and, collectively, the “Holders”), as follows:

1.                                       Shelf Registration.

(a)                                  The Company shall prepare and file with the Securities and Exchange Commission (the “Commission”) not later than 120 days (such 120th day being a “Filing Deadline”) after the first date on which the Initial Purchasers purchase the Notes pursuant to the Purchase Agreement (the “Closing Date”), a Shelf Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), registering the resale from time to time by Holders thereof (who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement) of all of the Registrable Securities (defined herein) (the “Shelf Registration Statement”).  The Shelf Registration Statement shall be filed on Form S-3, or its successor, under the Securities Act permitting registration of such Registrable Securities for resale by such Holders from time to time in accordance with the methods of distribution elected by the Holders and set forth in the Shelf Registration Statement.  The Company shall use its reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act not later than 210 days after the Closing Date (the “Effectiveness Deadline Date”); provided, however, that the Company may, upon written notice to all Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole.  The Company shall also use its reasonable efforts to keep the Shelf

Registration Statement continuously effective under the Securities Act in order to permit the prospectus included therein to be lawfully delivered by the Holders of the Registrable Securities for a period of two years from the last date on which the Initial Purchasers purchase Notes pursuant to the Purchase Agreement or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are, with respect to such securities held by non-affiliates, eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act (“Rule 144”), or any successor rule thereof (such period, the “Effectiveness Period”).  Subject to Section 2(b)(vi), the Company shall be deemed not to have used its reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is (i) required by applicable law or (ii) taken by the Company in good faith and contemplated by Section 2(b)(v) below, and the Company thereafter complies with the requirements of Section 2(i).  At the time the Shelf Registration Statement is declared effective, each Holder who has provided the Company with an appropriately completed Notice and Questionnaire (as defined herein) on or prior to the deadline for response set forth therein and who holds Registrable Securities, shall be named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law.  None of the Company’s securityholders (other than the Holders of Registrable Securities) shall have the right to include any of the Company’s securities in the Shelf Registration Statement.

(b)                                 The Company may suspend the use of the prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 90 days in any 365-day period if the Board of Directors of the Company, or the Chief Executive Officer or the Chief Financial Officer of the Company, shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including, without limitations, the acquisition or divestiture of assets, pending corporate developments, public filings with the Commission and similar events, it is in the interest of the Company to suspend such use, and prior to suspending such use the Company provides the Notice Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

(c)                                  Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                 As used in this Agreement, the following terms shall have the following meanings:

“Applicable Conversion Price” as of any date of determination means the Conversion Price in effect as of such date of determination or, if no Notes are then outstanding, the Conversion Price that would be in effect were Notes then outstanding.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

“Common Stock” means the shares of common stock, $0.00125 par value per share, of the Company and any other shares of common stock as may constitute “Common Stock” for purposes of the Indenture, including the Underlying Common Stock.

“Conversion Price” has the meaning assigned to such term in the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Effective Date” means the date the Shelf Registration Statement is declared effective.

“Initial Purchasers” means Banc of America Securities LLC, Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Notice and Questionnaire” means a Selling Securityholder Notice and Questionnaire substantially in the form of Appendix A hereto.

“Notice Holder” means any Holder that has delivered a properly completed and signed Notice and Questionnaire to the Company in accordance with this Agreement and holds Registrable Securities as of such date.

“Registrable Securities” means the Notes, until such Notes have been converted into or exchanged for the Underlying Common Stock and, at all times subsequent to any such conversion or exchange, the Underlying Common Stock and any securities into or for which such Underlying Common Stock have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Shelf Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) under the Securities Act were it not held by an Affiliate of the Company, or (iii) it has been transferred pursuant to Rule 144.

“Underlying Common Stock” means the shares of Common Stock into which the Notes are convertible or issued upon any such conversion.

2.                                       Registration Procedures.  In connection with the Shelf Registration Statement contemplated by Section 1 hereof, the following provisions shall apply:

(a)                                  Not less than 30 calendar days prior to the Effective Date, the Company shall mail the Notice and Questionnaire to the Holders of Registrable Securities.  No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Date, and no Holder shall be entitled to use the prospectus forming a part thereof for offers and resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.  Notwithstanding the foregoing, upon the request of any Holder of Registrable Securities that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Registrable Securities after the Company mailed the Notice and Questionnaire, (x) the Company shall distribute a Notice and Questionnaire to such Holders at the address set forth in the request and (y) upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use its reasonable efforts to name such Holder as a selling securityholder in the Shelf Registration Statement by means of a pre-effective amendment or, if permitted by the Commission, by means of a prospectus supplement to the Shelf Registration Statement; provided, however, that the Company shall have no obligation to pay Additional Interest to such Holder for its failure to file a pre-effective amendment or prospectus supplement and; provided, further, that the Company will have no obligation to add a Holder to the Shelf Registration Statement if a post-effective amendment would be necessary to name such Holder as a selling securityholder.

(b)                                 The Company shall (i) furnish to the Initial Purchasers, prior to the filing of the Shelf Registration Statement, a copy of the Shelf Registration Statement as proposed to be filed and each amendment thereto and, after the filing of any prospectus supplement, if any, and upon the request of an Initial Purchaser, a copy of such prospectus supplement.  The Company shall use its reasonable efforts to take into account and reflect in the Shelf Registration Statement, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose; and (ii) subject to the conditions set forth in Section 2(a) hereof include the names of the Holders who propose to sell Registrable Securities pursuant to the Shelf Registration Statement as selling securityholders.

(c)                                  The Company shall give written notice to the Initial Purchasers and the Notice Holders (which notice pursuant to clauses (ii) through (vi) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made, if applicable):

(i)                                     when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)                                  of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

(iii)                               of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

(iv)                              of the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(v)                                 of the happening of any event (but not as to the substance of any such event) that requires the Company to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading; and

(vi)                              of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it inadvisable and not in the best interest of the Company to allow continued availability of the Shelf Registration Statement and the related prospectus.

(d)                                 The Company shall use its reasonable efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale.

(e)                                  The Company shall furnish to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

(f)                                    The Company shall, during the Effectiveness Period, deliver to each Notice Holder, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Notice Holder may reasonably request.  The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each Notice Holders in connection with the offering and sale of the Registrable Securities covered by the prospectus, or any amendment or supplement thereto, during the Effectiveness Period.

(g)                                 Prior to any public offering of the Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification of the Registrable Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Notice Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or would not otherwise be required to qualify but for this Section 2(g) or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(h)                                 Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as the Notice Holders may request a reasonable period of time prior to sales of the Registrable Securities pursuant to such Shelf Registration Statement.

(i)                                     Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(c) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall, as promptly as reasonably practicable, prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading ; provided, however, that the Company shall not be required to file such amendment, supplement or document if the Board of Directors of the Company (or the Chief Executive Officer or the Chief Financial Officer of the Company) has made a determination pursuant to Section 1(b), for so long as the suspension pursuant to Section 1(b) is continuing.  If the Company notifies the Initial Purchasers and the Holders of Registrable Securities in accordance with paragraphs (ii) through (v) of Section 2(c) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers and the Holders of Registrable Securities shall suspend use of such prospectus (such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended being a “Deferral Period”).  The Company will use its reasonable efforts to ensure that the use of the prospectus may be resumed as promptly as is reasonably practicable, except that in the case of suspension of the availability of the Shelf Registration Statement and related prospectus pursuant to Section 2(b)(vi) above, the Company shall not be required to take such action until such time as it shall no longer determine that continued availability of the Shelf Registration Statement and the related prospectus is inadvisable and not in the best interests of the Company.

(j)                                     Not later than the effective date of the Shelf Registration Statement, the Company will provide a CUSIP number for the Registrable Securities that are debt securities and provide the applicable trustee with printed certificates for the Notes in a form eligible for deposit with The Depository Trust Company.

(k)                                  The Company will use its reasonable efforts to comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration Statement and will make generally available to its securityholders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

(l)                                     Not later than the effective date of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and to contain such changes, if any, as shall be necessary for such qualification.  In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(m)                               The Company may require each Notice Holder to furnish to the Company such information regarding the such Holder and the distribution of the Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Registrable Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(n)                                 The Company shall use its reasonable efforts to cause the Underlying Common Stock to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed, to the extent the Underlying Common Stock satisfies applicable listing requirements.

(o)                                 The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other actions, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Registrable Securities pursuant to the Shelf Registration Statement.

(p)                                 The Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 3 hereof.

(q)                                 The Company, if requested by any Holder of Securities covered by the Shelf Registration Statement, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Registrable Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof, and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(p) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Notes; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the Registrable Securities, or any agreement of the type referred to in Section 2(p) hereof; the compliance as to form of the Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act of 1934, as amended (the “Exchange Act”)); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the Registrable Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Registrable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

(r)                                    In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate of selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of the National Association of Securities Dealers, Inc. (“NASD”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirement of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

(s)                                  The Company shall use its reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

3.                                       Registration Expenses.

Except as otherwise provided herein, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 and 2 hereof and shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of a single counsel selected by at least 25% in principal amount of the Notes covered by the Shelf Registration Statement (provided that Holders of Underlying Common Stock issued upon the conversion of the Notes shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Stock was converted) to act as counsel for the Holders in connection therewith.  Each Notice Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Notice Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

4.                                       Indemnification.

(a)                                  The Company agrees to indemnify and hold harmless each Notice Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Notice Holder and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Registrable Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus, including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.  The Company shall also indemnify any underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Notice Holders if requested by such Holders.

(b)                                 Each Notice Holder of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof.  This indemnity agreement will be in addition to any liability which such Notice Holder may otherwise have to the Company or any of its controlling persons.

(c)                                  Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof.  Notwithstanding the indemnifying party’s election to assume the defense of the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel) and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party on the one hand or such indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding any other provision of this Section 4(d), the Holders of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders of Registrable Securities have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this subsection (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e)                                  The agreements contained in this Section 4 shall survive the sale of the Registrable Securities pursuant to a Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

5.                                       Additional Interest Under Certain Circumstances.

(a)                                  Additional interest (the “Additional Interest”) with respect to the Registrable Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a “Registration Default”):

(i)                                     the Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the Filing Deadline;

(ii)                                  the Shelf Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the Effectiveness Deadline Date; or

(iii)                               any Shelf Registration Statement required by this Agreement that has been declared effective by the Commission thereafter ceases to be effective or useable (subject to the Company’s right to suspend the use of the Shelf Registration Statement and the prospectus as set forth in Section 1(b)) in connection with the resale of the Registrable Securities and the Common Stock issuable upon the conversion of the Notes in accordance with and during the periods specified herein and (A) the Company does not cause the Shelf Registration Statement to become effective within five (5) Business Days (which shall not be deemed to extend the incurrence and accrual of any obligation to pay Additional Interest beyond the time provided for in the last sentence of Section 1(b)) after it ceases to be effective or useable by a post-effective amendment or additional Shelf Registration Statement being filed and declared effective or a report filed pursuant to the Exchange Act or (B) if applicable, the Company does not terminate any Deferral Period within the time provided for in Section 1(b).

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

Additional Interest shall accrue on the Registrable Securities over and above the interest set forth in the title of the Registrable Securities from and including the date on which any such Registration Default shall occur to but excluding, the date on which all such Registration Defaults have been cured at a rate of 0.50% of the principal amount per annum.

In the case of Notes that have been converted into or exchanged for Underlying Common Stock, Additional Interest shall accrue at the rate described above, applied to the Applicable Conversion Price of such shares of Underlying Common Stock that are Registrable Securities.  In the case of a Registration Default described in clause (iii) above, the Company’s obligation to pay Additional Interest extends only to Registrable Securities of Notice Holders.  Any Additional Interest accrued with respect to any Note or portion thereof converted into Underlying Common Stock on a conversion date prior to the interest payment date with respect to the Notes under the Indenture, shall, in any such event, be paid instead to the Holder who submitted such Note or portion thereof for conversion on the applicable conversion date, as the case may be, on such date.  Notwithstanding the foregoing, no Additional Interest shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) the expiration of the Effectiveness Period.  The rate of accrual of the Additional Interest with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults.  Following the cure of all Registration Defaults requiring the payment by the Company of Additional Interest to the Holders of Registrable Securities pursuant to this Section, the accrual of Additional Interest will cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Additional Interest by the Company).

The Trustee shall be entitled, on behalf of Holders of Notes or Underlying Common Stock, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Interest.

All of the Company’s obligations set forth in this Section 5 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full.

The parties hereto agree that the Additional Interest provided for in this Section 5 constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof, and that the Additional Interest shall be the exclusive remedy at law or in equity or otherwise available to the Holders of Registrable Securities for such Registration Default.

(b)                                 Any amounts of Additional Interest due pursuant to Section 5(a) will be payable in cash on the regular interest payment dates with respect to the Registrable Securities.  The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Registrable Securities or the Applicable Conversion Price of the Registrable Securities, as applicable, and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.  The Registrable Securities entitled to payment of Additional Interest shall be determined as of the Business Day immediately preceding the next regular interest payment date with respect to the Registrable Securities.

6.                                       Rules 144 and 144A.  The Company shall use its reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A.  The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)).  The Company will provide a copy of this Agreement to prospective purchasers of Notes identified to the Company by the Initial Purchasers upon request.  Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

7.                                       Underwritten Registrations.  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities to be included in such offering (provided that Holders of Common Stock issued upon conversion of the Notes shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Notes from which such Common Stock was converted), provided, however, that such Managing Underwriters will be reasonably acceptable to the Company.

8.                                       Miscellaneous.

(a)                                  Remedies.  Except as provided in Section 5, the Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Sections 1 and

2 hereof.  The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)                                 No Inconsistent Agreements.  The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(c)                                  Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Registrable Securities affected by such amendment, modification, supplement, waiver or consents (provided that Holders of Common Stock issued upon conversion of Notes shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Notes from which such Common Stock was converted).  Without the consent of the Holder of each Registrable Security, however, no modification may change the provisions relating to the payment of Additional Interest.

(d)                                 Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier that guarantees overnight delivery:

(i)                                     if to a Holder of the Registrable Securities, at the most current address given in writing by such Holder to the Company.

(ii)                                  if to the Initial Purchasers:

Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, New York 10019
Fax No.: (212) 847-5124
Attention: Eric Hambleton

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, NY 10010-3629
Fax No.:  (212) 325-8278
Attention:  Transactions Advisory Group

Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Towers
World Financial Center
New York, New York 10281-1201
Fax No.: (212) 449-3207
Attention: Legal Department

with a copy to:

Davis Polk & Wardwell
1600 El Camino Real
Menlo Park, CA 94025
Attention:  Alan F. Denenberg, Esq.

(iii)                               if to the Company, at its address as follows:

UTStarcom, Inc.
1275 Harbor Bay Parkway
Alameda, CA 94502
Fax No.: (510) 864-8802
Attention:  Michael J. Sophie, Vice President of Finance and Chief Financial Officer

with a copy to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304-1050
Attention:  Carmen Chang, Esq.

All such notices and communications shall be deemed to have been duly given:  (i) at the time delivered by hand, if personally delivered, (ii) three business days after being deposited in the mail, (iii) postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission and (iv) on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(e)                                  Third-Party Beneficiaries.  The Holders shall be third-party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.  Any Notice Holder shall be bound by the terms and provisions of this Agreement by reason of its election with respect to the Registrable Securities to have its Registrable Securities included in a Shelf Registration Statement.  All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent.  In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if a Notice Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

(f)                                    Successors and Assigns.  This Agreement shall be binding upon the Company and its successors and assigns.

(g)                                 Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)                                 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)                                     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(j)                                     Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k)                                  Securities Held by the Company.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Remainder of page intentionally left blank].

If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

Very truly yours,

UTStarcom, Inc.

			By:	/s/ Michael J. Sophie
Michael J. Sophie
Vice President of Finance and Chief Financial Officer

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

Banc Of America Securities LLC

By:	/s/ Derek Dillon
	Name:	Derek Dillon
	Title:	Managing Director

Credit Suisse First Boston LLC

By:	/s/ John C. Hodge
	Name:	John C. Hodge
	Title:	Managing Director

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Gary Kirkham
	Name:	Gary Kirkham
	Title:	Managing Director

[Signature page to Registration Rights Agreement]

ANNEX A

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of 7/8% Convertible Subordinated Notes due 2008 (the “Notes”) of UTStarcom, Inc. (“UTStarcom”), convertible into shares of UTStarcom’s common stock, par value $0.00125 (the “Common Stock” and together with the Notes, the “Registrable Securities”), understands that UTStarcom has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) dated March 12, 2003 between UTStarcom and the initial purchasers named therein.  The Registration Rights Agreement is available from UTStarcom upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement.  In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below).  In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE [insert date that is 28 days from the date of the Notice and Questionnaire].  Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Notwithstanding the foregoing, upon the request of any Holder of Registrable Securities that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Registrable Securities after the Company mailed the Notice and Questionnaire, (x) the Company shall distribute a Notice and Questionnaire to such Holders at the address set forth in the request and (y) upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use its reasonable efforts to name such Holder as a selling securityholder in the Shelf Registration Statement by means of a pre-effective amendment or, if permitted by the Commission, by means of a Prospectus supplement to the Shelf Registration Statement; provided, however, that the Company shall have no obligation to pay Liquidated Damages to such Holder for its failure to file a pre-effective amendment or Prospectus supplement and; provided, further, that the Company will have no obligation to add a Holder to the Shelf Registration Statement if a post-effective amendment would be necessary to name such Holder as a selling securityholder.

Certain legal consequences arise from being named as selling security holders in the Shelf Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to UTStarcom of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement.  The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and the Trustee the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Notice and Questionnaire.

The undersigned hereby provides the following information to UTStarcom and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

2.		Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.		Beneficial Ownership of Registrable Securities:

	(a)	Type and principal amount of Registrable Securities beneficially owned:

	(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

4.		Beneficial Ownership of UTStarcom Securities Owned by the Selling Securityholder

Except as set forth below in this item (4), the undersigned is not the beneficial or registered owner of any securities of UTStarcom other than the Registrable Securities listed above in Item (3).

	(a)	Type and amount of other securities beneficially owned by the Selling Securityholder:

	(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

5.		Relationship with UTStarcom

Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holder (5% or more) has held any position or office or has had any other material relationship with UTStarcom (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.		Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or alternatively through initial purchasers or broker-dealers or agents.  If the Registrable Securities are sold through initial purchasers or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions.  Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices.  Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options.  In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities, short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of UTStarcom.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement.  The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

Pursuant to the Registration Rights Agreement, UTStarcom has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify UTStarcom of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.  All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by UTStarcom in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
Beneficial Owner

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

UTStarcom Inc.
1275 Harbor Bay Parkway
Alameda, California 94502
Attention:  Russell L. Boltwood,
General Counsel
(510) 864-8800

Exhibit 1
to Annex A

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

UTStarcom, Inc.

1275 Harbor Bay Parkway

Alameda, California 94502

Attention: Russell L. Boltwood

General Counsel

U.S. Bank National Association

550 S. Hope Street, Suite 500

Los Angeles, California 90071

Attention:  Corporate Trust Services

Re:                               UTStarcom, Inc. (the “Company”) 7/8% Convertible Subordinated Notes due 2008 (the  “Notes”)

Dear Sirs:

Please be advised that                                    has transferred $                         aggregate principal amount of the above-referenced Notes or shares of the Company’s common stock, issued upon conversion or repurchase of the Notes, pursuant to an effective Registration Statement on Form S-3 (File No. 333-            ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Notes or common stock is named as a selling securityholder in the Prospectus dated                  , or in amendments or supplements thereto, and that the aggregate principal amount of the Notes or number of shares of common stock transferred are [a portion of] the Notes or shares of common stock listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:	Very truly yours,

(Name)

By:
(Authorized Signature)